                                                                    Exhibit 21.2

                    SUBSIDIARIES OF ALDERWOODS GROUP, INC.

      Set forth below are all of the entities that are presently expected to be subsidiaries of Alderwoods Group, Inc. on the Effective Date, and the assumed names under which those entities are presently expected to conduct business. Each entity is presently expected to be a wholly owned direct or indirect subsidiary of Alderwoods Group, Inc. unless indicated in parentheses following that entity's name.

                                UNITED STATES

ALABAMA

SUBSIDIARY                                                 ASSUMED NAME(S)
Advanced Planning (Alabama), Inc.

ALASKA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Alaska), Inc.............................      Alaska Cremation Center
                                                           Evergreen's Eagle River Funeral Home

ARIZONA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Arizona), Inc............................      Carr-Tenney Mortuary
                                                           Colorado River Cremation & Burial
                                                           Desert Rose Cremation & Burial
                                                           Desert Rose Crematory
                                                           Dimond & Sons Silver Bell Chapel
                                                           Flagstaff Mortuary
                                                           Greer's Lake View Mortuary
                                                           Mohave Cremation Service
                                                           Northern Arizona Cremation & Burial
                                                           Phoenix Memorial Park and Mortuary
                                                           Yuma Mortuary & Crematory
Hatfield Funeral Home, Inc...........................      Cochise Memory Gardens Cemetery
                                                           Hatfield Crematory
Phoenix Memorial Park Association

ARKANSAS

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Arkansas), Inc...........................      Callison-Lough Funeral Service

CALIFORNIA

SUBSIDIARY                                                 ASSUMED NAME(S)
Advance Funeral Insurance Services
Alderwoods (Texas), Inc.
Alderwoods Group (California), Inc...................      Alternative Burial & Cremation Services
                                                           Beardsley-Mitchell Funeral Home
                                                           Brentwood Funeral Home
                                                           Chapel of Seaside
                                                           Chapel of the Pines Funeral Home
                                                           Chapel of the Valley Mortuary
                                                           Cold Springs Crematorium
                                                           Conejo Mountain Funeral Home
                                                           Conejo Mountain Memorial Park
                                                           Conrad Lemon Grove Mortuary
                                                           Delano Mortuary
                                                           Desert Hot Springs Mortuary
                                                           Discount Cremation & Burial
                                                           Service of the Desert
                                                           Fred Young & Company Funeral Directors
                                                           Fred Young & Co. Funeral Directors
                                                           Guerrero Mortuary Chapel
                                                           Humbolt Crematory
                                                           Jensen-Carpenter Mortuary
                                                           Johnson Funeral Home
                                                           Keaton's Mortuary
                                                           Keaton's Redwood Chapel of Marin
                                                           McLeod Mortuary-Escondido Chapel
                                                           Memory Chapel
                                                           Merkley-Mitchell Mortuary
                                                           Miller's Tulare Funeral Home
                                                           Mission Chapel of Rancadore & Alameda
                                                           Mission Memorial Park
                                                           Monterey Peninsula Mortuary
                                                           Mission Mortuary
                                                           Mount Hope Cemetery
                                                           Nicoletti, Culjis & Herberger Funeral Home
                                                           Norman's Family Chapel
                                                           Palm Springs Mausoleum
                                                           Palm Springs Mortuary
                                                           Paris-Frederick Mortuary
                                                           Paul's Chapel
                                                           Pierce Mortuary
                                                           Pinkham-Mitchell Imperial Beach Mortuary
                                                           Security Plus Mini & RV Storage
                                                           Stephens & Bean Funeral Chapel
                                                           Stratford Evans Merced Funeral Chapel
                                                           Valley Mortuary
                                                           Wallace-Martin Funeral Home
                                                           Whitehurst Loyd Funeral Service
                                                           Whitehurst, Sullivan, Burns & Blair Chapel
                                                           Whitehurst-Grim Funeral Service
                                                           Whitehurst-McNamara-Serpa Funeral Service
                                                           Whitehurst-Muller Funeral Service
                                                           Whitehurst-Norton-Dias Funeral Service
                                                           Whitehurst-Terry Funeral Service

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Willow Glenn Funeral Chapel
Directors Succession Planning, Inc. (85%)
Directors Succession Planning II, Inc. (85%)
DSP General Partner II, Inc. (85%)
Earthman LP, Inc.
Universal Memorial Centers V, Inc....................      Humphrey Mortuary
Universal Memorial Centers VI, Inc...................      Lodi Memorial Park & Cemetery
                                                           Rocha's Mortuary
Whitehurst-Lakewood Memorial Park
  and Funeral Service................................      Lakewood Funeral Home
                                                           Lakewood Memorial Park

COLORADO

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Colorado), Inc...........................      American Burial & Cremation Services
                                                           Boies-Ortega Funeral Home
                                                           Darrell Howe Mortuary
                                                           George McCarthy Funeral Home
                                                           Green Acres Pet Cemetery & Crematory
                                                           Green Mountain Cemetery
                                                           Howe Mortuaries
                                                           Imperial Memorial Funeral Home
                                                           Imperial Memorial Gardens
                                                           Southern Colorado Cremation Society
                                                           Wilson Funeral Home

CONNECTICUT

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Connecticut), Inc........................      Gilman Funeral Home
                                                           Spadaccino Community Funeral Home
                                                           Spadaccino Funeral Home
                                                           Valade Funeral Home

DELAWARE

SUBSIDIARY                                                 ASSUMED NAME(S)
Administration Services, Inc.
Alderwoods Life Insurance Group, Inc.
Alderwoods (Alabama), Inc............................      Bayview Funeral Homes and Cemeteries - Bayview Cemetery
                                                           Bayview Funeral Home - Daphne-Spanish Fort Chapel
                                                           Bayview Funeral Home - Fairhope Chapel
                                                           Bayview Funeral Home - Foley Chapel
                                                           Brooks-Cargile Funeral Home
                                                           Burningtree Memorial Gardens
                                                           Curtis and Son Funeral Home
                                                           Eastwood Memorial Gardens
                                                           Fuqua-Bankston Funeral Home

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Kilgroe Funeral Home
                                                           Limestone Memorial Gardens
                                                           Livingston Memorial Gardens
                                                           Montgomery Memorial Cemetery
                                                           Moss Service Funeral Home
                                                           Roselawn Funeral Home and Cemetery
                                                           Searcy Funeral Home
                                                           St. Clair Memorial Gardens
                                                           Sumter County Memorial Gardens
                                                           Walker Chapel Funeral Home
                                                           Walker Chapel Memorial Gardens
                                                           Woodlawn Memory Gardens
Alderwoods (Commissioner), Inc.
Alderwoods (Delaware), Inc...........................      Riemann Holdings
Alderwoods (Mississippi), Inc........................      Baldwin-Lee Funeral Home
                                                           Barham Funeral Home
                                                           Beverly Memorial
                                                           Browning Funeral Home
                                                           Cardinal Fine Florals
                                                           Cockrell Funeral Home
                                                           Coleman Funeral Home
                                                           Fisher-Riles Funeral Home
                                                           Floral Hills Memorial Gardens
                                                           Forest Lawn Memory Gardens
                                                           Hillcrest Cemetery
                                                           Holder-Wells Funeral Home
                                                           Magnolia Cemetery
                                                           McPeters Funeral Directors
                                                           Memorial Funeral Home
                                                           Meridian Memorial Park
                                                           Newton County Memorial Gardens
                                                           Parkway Memorial Cemetery
                                                           Riemann Funeral Home
                                                           Riemann Memorial Funeral Home
                                                           Roseland Park Cemetery
                                                           Southern Memorial Park
                                                           Stephens Funeral Home
                                                           Stringer Funeral Home
                                                           Thweatt-King Funeral Home
                                                           Wright & Ferguson
                                                           Wright & Ferguson Funeral Home
                                                           Wright & Ferguson Hinds Chapel
Alderwoods (Texas), L.P..............................      Affordable Caskets, Inc.
                                                           Alief-Sharpstown Funeral Home
                                                           Angelus Funeral Home
                                                           Blanton Niday
                                                           Cashner Funeral Home
                                                           Colonial Chapel Hill Funeral Home & Memorial Park
                                                           Colonial Funeral Home
                                                           Cy-Fair Northwest Funeral Home
                                                           Darling-Mouser Chapel
                                                           Darling-Mouser Funeral Home
                                                           Earthman Baytown Funeral Home

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Earthman Bellaire Funeral Home
                                                           Earthman Downtown Funeral Home
                                                           Earthman Funeral Directors - Resthaven Chapel
                                                           Earthman Funeral Directors - Hunters Creek
                                                           Earthman Gulf Funeral Home
                                                           Earthman Memory Gardens Cemetery
                                                           Earthman North Funeral Home
                                                           Earthman Southwest Funeral Home
                                                           Elsa Memorial Chapel
                                                           Galloway & Sons
                                                           Galloway & Sons of Beeville
                                                           Galloway & Sons of Three Rivers
                                                           Harding-Orr & McDaniel Funeral Home
                                                           J.B. Earthman Tanglewood Funeral Directors
                                                           Kreidler-Ashcraft Funeral Directors
                                                           Martin's Funeral Home
                                                           Max Martinez Mortuary
                                                           Mt. Franklin Funeral Home
                                                           North Park Funeral Home &
                                                           Community Center
                                                           Palmer Mortuary
                                                           Southside Funeral Home & Community Cremation Center
                                                           Trevino Funeral Home
                                                           Trevino Funeral Home - Palo Alto
                                                           Virgil Wilson Mortuary
American Burial and Cremation                              American Burial and Cremation
  Centers, Inc.......................................      American Burial & Cremation
Directors (Texas), L.P. (85%)........................      Bailey Funeral Home
                                                           Brackettville Funeral Home
                                                           Branon Funeral Home
                                                           Campbell Funeral Home
                                                           Clement-Keel Funeral Home
                                                           Community Memorial Funeral Home
                                                           Cooper Funeral Chapel, Inc.
                                                           Coward Funeral Home
                                                           Davis-Morris Funeral Home
                                                           Del Rio Funeral Home
                                                           Edwards Funeral Home
                                                           Edwards Funeral Home - Eastland
                                                           Elliott-Hamil Funeral Home
                                                           Elliott-Hamil Garden of Memories
                                                           Foskey-Lilley-McGill
                                                           Frank W. Wilson Funeral Directors
                                                           Geeslin Funeral Home
                                                           Geo. C. Price Funeral Directors
                                                           Harkey Funeral Home
                                                           Harper-Talasek Executive Office
                                                           Harper-Talasek Family Center
                                                           Harper-Talasek Funeral Homes
                                                           Hewett Funeral Home
                                                           Hubbard-Kelly Funeral Home
                                                           Huff Funeral Home
                                                           Huff/Slay Funeral Home
                                                           Jimerson Funeral Home

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Johnson's Funeral Home
                                                           Kiker-Seale Funeral Home
                                                           Lemons Funeral Home Memorial Chapel
                                                           Lloyd-James Funeral Home
                                                           Memorial Funeral Home
                                                           Memorial Funeral Home of Seminole
                                                           N.S. Griggs & Sons Funeral Directors
                                                           Odessa Funeral Home
                                                           Paradise Chapel of Roses Mortuary
                                                           Pecos Funeral Home
                                                           Rains-Seale Funeral Home
                                                           Santa Anna Funeral Home
                                                           Scott's Funeral Home
                                                           Seven Kids
                                                           Smith-Rogers Funeral Home
                                                           Tembico
                                                           Tembico Financial Services
                                                           The Seale Group
                                                           Thompson Funeral Home
                                                           Van Horn Funeral Home
                                                           Wallace Funeral Home
                                                           Wood-Dunning Funeral Home
HMP Acquisition, Inc.
H.P. Brandt Funeral Home, Inc.
Lienkaemper Chapels, Inc.............................      Lienkaemper Funeral Chapel, Nyssa
                                                           Lienkaemper Funeral Chapel, Ontario
                                                           Lienkaemper Funeral Chapel, Vale
MCM Acquisition, Inc.
Neweol (Delaware), L.L.C.............................      Essential Benefits
                                                           Eagle Lending, Inc. & Loewen Collections, Inc.
Osiris Holding Corporation...........................      Osiris Insurance Agency, Inc.

DISTRICT OF COLUMBIA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (District of Columbia), Inc.

FLORIDA

SUBSIDIARY                                                 ASSUMED NAME(S)
Coral Ridge Funeral Home and Cemetery, Inc.
Funeral Services Acquisition Group, Inc..............      Bradenton Funeral Home
                                                           C.E. Prevatt Funeral Home
                                                           Cedar Hill Chapel
                                                           Chapel Hill Gardens
                                                           Charlotte Memorial
                                                           Charlotte Memorial Funeral Home
                                                           Charlotte Memorial Funeral Home & Memorial Gardens
                                                           Coleman & Ferguson Funeral Homes
                                                           Crematory of Northwest Florida
                                                           Eternal Light Funeral Chapel

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Forest Lawn Memorial
                                                           Koontz Little Chapel Funeral Home
                                                           Lakeside Memorial Park
                                                           Liveoak Park Memorial Cemetery
                                                           McLaughlin Mortuary
                                                           McLaughlin Twin Cities Funeral Home
                                                           McLaughlin-Aultman Funeral Home
                                                           McNeil-Keyes Funeral Home
                                                           Oakley Funeral Home
                                                           Okaloosa Crematory
                                                           Phil Kiser Funeral Home
                                                           Riverside Memorial Park
                                                           Robarts Funeral Home
                                                           Rose Lawn Cemetery
                                                           Rose Lawn Funeral Home
                                                           Rose Lawn Funeral Home & Cemetery
                                                           Skyway Memorial Gardens
                                                           Southeast Crematory
                                                           Star of David Memorial Gardens Cemetery and Funeral Chapel
Garden Sanctuary Acquisition, Inc....................      Garden Sanctuary Cemetery
                                                           Garden Sanctuary Funeral Home
Kadek Enterprises of Florida, Inc....................      Lee Memorial Park
                                                           Lee Memorial Park Funeral Home
Levitt Weinstein Memorial Chapels, Inc...............      Beth David Memorial Gardens and Chapel
                                                           Levitt-Weinstein Memorial Chapel
                                                           Mount Nebo/Miami Memorial Gardens
                                                           Mount Nebo/Kendall Memorial Gardens
MHI Group, Inc.
Naples Memorial Gardens, Inc.
Osiris Holding of Florida, Inc.......................      Blasberg Rubin Zilbert Memorial
                                                           Chapel
                                                           Graceland Funeral Home
                                                           Graceland Memorial Park North
                                                           Graceland Memorial Park South
                                                           Royal Palm Cemetery
                                                           Royal Palm Funeral & Cemetery North
                                                           Royal Palm Funeral Home & Cemetery
                                                           North
                                                           Sarasota Memorial Park Cemetery
Security Trust Plans, Inc............................      American Burial & Cremation Center
                                                             at Jennings Funeral Home
                                                           Biggs Funeral Home
                                                           Cardwell & Maloney Funeral Home
                                                           Cocoa Funeral Home
                                                           Cofer-Kolski-Combs Funeral Homes
                                                           Collier County Funeral & Cremation Center
                                                           Curry Raley Funeral Home
                                                           Dean-Lopez Funeral Home
                                                           Evans-Carter Funeral Home
                                                           Fairchild North Federal Chapel
                                                           Florida Keys Crematory
                                                           Fraser Funeral Home
                                                           Funeraria Abreu Gonzalez
                                                           Gooding Funeral Home
                                                           Gulfstream Cremation Society

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Harris Funeral Home
                                                           Helm Funeral Home
                                                           Hodges Funeral Chapel
                                                           Hodges Golden Gate
                                                           Hodges-Josberger Funeral Home
                                                           Joe P. Burns Funeral Home
                                                           Key West Mortuary
                                                           Knauff Funeral Home
                                                           Kraeer Funeral Homes
                                                           Mason Funeral Home
                                                           Mixon Funeral Home
                                                           Moody Funeral Home
                                                           North American Cremation Society
                                                           Pritchard Funeral Home
                                                           Rhodes Funeral Directors
                                                           Sasser-Morgan-McClellan Funeral Home
                                                           Scott Funeral Home
                                                           Sherill-Guerry Funeral Home
                                                           Sherill-Guerry Medicar
                                                           Sherrill Medicar
                                                           Wylie-Baxley Funeral Home
                                                           Wylie-Baxley Merritt Island Funeral Home
                                                           Wylie-Baxley Titusville Funeral Home
                                                           Yates-Gooding Funeral Home

GEORGIA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Georgia), Inc..........................        Advanced Planning of Georgia
                                                           Broadlawn Memorial Gardens
                                                           Bulloch Memorial Gardens
                                                           Chapel Park Cemetery
                                                           Eastbrook Cemetery & Mausoleum
                                                           Edo Miller and Sons Funeral Home
                                                           Edo Miller/Dekle-Wainright Funeral Home
                                                           Forest Lawn Memorial Gardens
                                                           Frazier-Holt Funeral Directors
                                                           Harrell-Faircloth Funeral Home
                                                           Harvey Funeral Home
                                                           Hodges-Turner-Anderson Funeral Home
                                                           Kennedy International Memorial Gardens
                                                           Louie E. Jones Funeral Home
                                                           Lowe's Funeral Home
                                                           Macedonia Memorial Park
                                                           Horis A. Ward - Old Towne Chapel
                                                           May & Smith Funeral Directors-Sandersville Chapel
                                                           May & Smith Funeral Directors-Tennille Chapel
                                                           McLamb-Morrison Funeral Home
                                                           Melwood Cemetery and Gardens
                                                           Mozley Memorial Gardens
                                                           Oglethorpe Memorial Gardens
                                                           Parkway Garden Chapel

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Peebles-Curry-Durden Mortuary
                                                           Pinecrest Memorial Gardens
                                                           Rolling Hills Memory Gardens
                                                           Roswell Funeral Home
                                                           Roundtree Funeral Home
                                                           Sandy Springs Chapel
                                                           Shepard Funeral Home
                                                           Sunset Memory Gardens
                                                           Tara Garden Chapel Funeral Directors
                                                           Thomas L. King Funeral Home
                                                           Thompson-Strickland-Waters Funeral Home
                                                           Woodstock Funeral Home
Alderwoods (Georgia) Holdings, Inc...................      Crest Hill Cemetery
                                                           Georgia Memorial Park Cemetery
                                                           Greenhills Memory Gardens
                                                           Hillcrest Memorial Park
                                                           Kennesaw Memorial Park
                                                           Lafayette & Greenhills Memory Gardens
                                                           Macon Memorial Park Cemetery
                                                           Macon Memorial Park Funeral Home
                                                           Mountain View Park Cemetery
                                                           Pine Ridge Memorial Park
                                                           Sherwood Memorial Park and Mausoleum
Green Lawn Cemetery Corporation......................      Green Lawn Cemetery & Mausoleum
Poteet Holdings, Inc.................................      Carmichael-Hemperley Funeral Home, East Point
                                                           Carmichael-Hemperley Funeral Home, Peach Tree
                                                           Fairview Chapel
                                                           Fairview Memorial Gardens
                                                           Glenwood Chapel
                                                           Hubert C. Baker Funeral Home
                                                           Metro Crematory
                                                           Murchison Funeral Home, Inc.
                                                           Owen Funeral Home
                                                           Poteet Funeral Homes - South Augusta Chapel
                                                           Poteet Funeral Homes - West Augusta Chapel
                                                           Poteet Funeral Homes - Downtown Chapel
                                                           Rockdale Chapel
                                                           Stone Mountain Chapel
Southeastern Funeral Homes, Inc......................      Georgia Memorial Park Funeral Home and Cemetery Winkenhofer Chapel
                                                           Winkenhofer Pine Ridge Funeral Home

HAWAII

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Hawaii), Inc.

IDAHO

SUBSIDIARY                                                 ASSUMED NAME(S)
  Alderwoods (Idaho), Inc............................      Reynolds Funeral Chapel
                                                           Short's Funeral Chapel
                                                           Sunset Memorial Park
                                                           White Mortuary and Crematory
                                                           White Mortuary Kimberly Chapel

ILLINOIS

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Chicago Central), Inc....................      Funeraria La Paz
                                                           Mount Auburn Funeral Home
                                                           Mount Olive Cemetery
                                                           Zefran Funeral Home
Alderwoods (Chicago North), Inc......................      American Family Funeral Services
                                                           Lauterburg Oehler Funeral Home
                                                           McHenry County Memorial Park
                                                           Oehler Funeral Home
                                                           Weinstein Family Services
                                                           Weinstein Family Services - Buffalo Grove
                                                           Windridge Funeral Home
                                                           Windridge Memorial Park & Nature Sanctuary
Alderwoods (Chicago South), Inc......................      Brown Funeral Home
                                                           Care Memorial of Illinois
                                                           First Choice Cremation of Illinois
                                                           Fitzpatrick Funeral Service
                                                           Community-Opyt Funeral Home
Alderwoods (Illinois), Inc...........................      Allen-Grennan Funeral Homes
                                                           Evergreen Memorial Gardens
                                                           Forest Lawn Memory Gardens
                                                           Genesis Associates
                                                           Glendale Memorial Gardens & Chapel Mausoleum
                                                           Grandview Memorial Gardens
                                                           Grant Tapella Freitag Westwood Funeral Home
                                                           Greenview Memorial Gardens & Chapel Mausoleum
                                                           Hillcrest Memory Gardens
                                                           Kankakee Memorial Gardens
                                                           Lincoln Memorial Gardens
                                                           Mittendorf Calvert Funeral Home
                                                           Mount Hope Cemetery
                                                           Oak Lawn Memorial Gardens & Chapel Mausoleum
                                                           Oakland Memory Lanes
                                                           Rest Haven Memorial Gardens
                                                           Robert A. Weinstein Funeral Directors
                                                           Roselawn Cemetery
                                                           Swan Lake Memory Gardens
                                                           Westwood Memorial Chapel
                                                           White Chapel Memory Gardens
                                                           Woodlawn Cemetery

SUBSIDIARY                                                 ASSUMED NAME(S)
Chapel Hill Memorial Gardens & Funeral Home Ltd.
Chicago Cemetery Corporation.........................      Beverly Cemetery
                                                           Ever Rest Cemetery
                                                           Lincoln Cemetery
                                                           Oak Hill Cemetery
Elmwood Acquisition Corporation......................      Eden Memorial Park
                                                           Elmwood Cemetery and Mausoleum
                                                           Hills of Rest Cemetery
                                                           Irving Park Cemetery
Mount Auburn Memorial Park, Inc......................      Mount Auburn Memorial Park & Funeral Home
                                                           Mount Auburn Memorial Park and Funeral Home
Pineview Memorial Park, Inc..........................      Aarrowood Pet Cemetery & Crematorium
                                                           Highland Memorial Park
                                                           Northshore Garden of Memories
                                                           Pine View Memorial Park
                                                           Willow Lawn Memorial Park
Ridgewood Cemetery Company, Inc......................      Ridgewood Cemetery & Mausoleum
Ruzich Funeral Home, Inc.............................      Brown Funeral Home
The Oak Woods Cemetery Association...................      Oak Woods Cemetery
Woodlawn Cemetery of Chicago, Inc.
Woodlawn Memorial Park, Inc..........................      Woodlawn Memorial Park Cemetery

INDIANA

SUBSIDIARY                                                 ASSUMED NAME(S)
Advance Planning of America, Inc.
Alderwoods (Indiana), Inc............................      Berhalter-Hutchins Funeral Home
                                                           Bond-Mitchell Funeral Home
                                                           Brocksmith Funeral Home
                                                           Brosmer-Drabing Funeral Home
                                                           Chapel Lawn Memorial Gardens
                                                           Chapel Lawn Funeral Home
                                                           Day Mortuary
                                                           Denbo Funeral Home
                                                           Deremiah-Frye Mortuary Green & Harrell Chapel
                                                           Dillman-Green Funeral Home
                                                           Elzey-Patterson-Rodak Funeral Home
                                                           Elzey-Patterson-Rodak Home for Funerals
                                                           Foster & Good Funeral Home
                                                           Gardens of Memory
                                                           Gordon E. Utt Funeral Home
                                                           Grossman Funeral Home
                                                           Highland Cemetery
                                                           Hutchins Funeral Home
                                                           McClure Funeral Home
                                                           Moster and Cox Mortuary
                                                           Riverview Cemetery
                                                           St. Joseph Valley Memorial Park
                                                           Sunset Memorial Park Cemetery
                                                           Tennis Funeral Home
                                                           Titus Funeral Home
                                                           Valhalla Memory Gardens

SUBSIDIARY                                                 ASSUMED NAME(S)
Mayflower National Life Insurance Company
Ruzich Funeral Home, Inc.

IOWA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Iowa), Inc...............................      Alexander-Johnson Funeral Chapel
                                                           Cedar Valley Memorial Gardens
                                                           Garden of Memories Cemetery & Mausoleum
                                                           Burlington Memorial Cemetery & Mausoleum
                                                           Johnson-Lange Funeral Home
                                                           Sunset Memorial Gardens
                                                           Hillcrest Memorial Gardens
                                                           North Lawn Cemetery
                                                           Shrine of Memories
                                                           Shrine of Memories Funeral Home
                                                           Shrine of Memories Funeral Home & Mausoleum
Memory Gardens, Inc (managed by
  Alderwoods (Iowa, Inc.; not owned).................      Memory Gardens Cemetery and Mausoleum

KANSAS

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Kansas), Inc.............................      Bath Funeral Homes
                                                           Hillside Funeral Home
                                                           Hillside Funeral Home East
                                                           Hillside Funeral Home West
                                                           Murdock Funeral Home
                                                           Potts Chapel

KENTUCKY

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Kentucky), Inc. (99%)....................      Austin & Bell Funeral Home
Alderwoods (Partner), Inc.

LOUISIANA

SUBSIDIARY                                                 ASSUMED NAME(S)
Advance Planning of Louisiana, Inc.
  (managed by Alderwoods Group, Inc.; not owned
Alderwoods (Louisiana), Inc..........................      Beau Pre Memorial Park
                                                           Bultman Funeral Home
                                                           Evangeline Funeral Home
                                                           Garden of Memories
                                                           H.C. Alexander Funeral Home
                                                           Hargrave Funeral Home
                                                           Key Florals
                                                           Lamana-Panno-Fallo Funeral Home
                                                           Leitz-Eagan Funeral Home

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           McMahon-Coburn-Briede Funeral Home
                                                           New Orleans Limousine Service
                                                           Ourso Funeral Home
                                                           P.J. McMahon & Sons Funeral Home
                                                           Resthaven Gardens of Memory
                                                           Schoen Funeral Home
                                                           Tharp-Sontheimer Tharp Funeral Home
                                                           Tharp-Sontheimer-Laudumiey Funeral Home
                                                           West Side/Leitz-Eagan Funeral Home
Mayflower Corporate Services, Inc.
Security Plan Fire Insurance Company
Security Plan Life Insurance Company

MARYLAND

SUBSIDIARY                                                 ASSUMED NAME(S)
  Alderwoods (Maryland), Inc.........................      Leroy O. Dyett Funeral Home
                                                           Robert E. Evans Funeral Home
                                                           The Huntt Funeral Home & Crematory

MASSACHUSETTS

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Massachusetts), Inc......................      Byron's Funeral Home
Byron's Funeral Homes, Inc. (49%)....................      City Burial and Cremation Services
Cuffe-McGinn Funeral Home, Inc. (49%)
Doane Beal & Ames, Inc. (49%)........................      Nickerson Funeral Home
Doba-Haby Insurance Agency, Inc.
Ernest A. Richardson Funeral Home, Inc. (49%)........      Richardson-Gaffey Funeral Home
Gaffey Funeral Home, Inc. (49%)......................      Arlington Funeral Home
                                                           Gaffey Funeral Home
Hafey Funeral Service, Inc. (49%)
John C. Mulry Funeral Homes, Inc. (49%)
Ratell Funeral Home, Inc. (40%)

MICHIGAN

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Michigan), Inc.                                Care Memorial Society
                                                           Covell Funeral Home
                                                           Covell-Smith Funeral Home
                                                           Edward Swanson & Son Funeral Home
                                                           Gorsline Runciman Ball-Dunn Chapel
                                                           Gorsline Runciman DeWitt Chapel
                                                           Gorsline Runciman East Chapel
                                                           Gorsline Runciman Lansing Chapel
                                                           Gorsline Runciman Neller Chapel
                                                           Gorsline Runciman Williamston Chapel
                                                           Hibbard Funeral and Cremation Service
                                                           Hill Funeral Home
                                                           Life's Landscapes

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Maple Valley Chapel
                                                           McWilliams Funeral Home Posen Community Chapel
                                                           Resurrection Funeral Home
                                                           Wachterhauser Funeral Home
                                                           Wren Funeral Home
AMG, Inc.
APC Association
FLMG Cemetery Corp.
Forest LMP, Inc.
GOR Cemetery Corp.
NCG Cemetery Corp.
OCG Cemetery Corp.
Osiris Holding of Michigan, Inc.
Paws Pet Cemetery, Inc.
Restlawn Acqusition, Inc.
RKL Supply, Inc.
Roseland, Inc.
UMG, Inc.
Wensley, L.L.C.
WMP, Inc.
Woodlawn (Michigan), Inc.
Woodmere, Inc.

MINNESOTA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Minnesota), Inc..........................      Advance Planning of Minnesota
                                                           Bell Brothers Funeral Chapel
                                                           Bell Brothers Funeral Home
                                                           Jarvi-Dowd Chapel
                                                           Care Memorial of Minnesota
                                                           Crestwood Park Mortuary
                                                           Enga-White Funeral Service
                                                           Enga-White Funeral Chapel
                                                           Gearhart Anoka Chapel
                                                           Godbout Mortuary
                                                           Kapala-Glodek Crystal New Hope
                                                           Malone Chapel
                                                           Kapala-Glodek Gerhart Chapel
                                                           Kapala-Glodek Northeast Chapel
                                                           Malone Funeral Home
                                                           Morningside Memorial Gardens
                                                           Sunset Memorial Park
                                                           Sunset Funeral Chapel
                                                           Woodlane Mortuary

MISSISSIPPI

SUBSIDIARY                                                 ASSUMED NAME(S)
Family Care, Inc.
Fisher-Riles Funeral Insurance Company...............      Fisher-Riles Insurance
Riemann Enterprises, Inc.............................      Gulf Pines Memorial Gardens
Riemann Funeral Insurance Company, Inc.

SUBSIDIARY                                                 ASSUMED NAME(S)
Riemann Insurance Company, Inc.
Stephens Burial Association, Inc.
Stephens Funeral Benefit Association, Inc.
Stephens Funeral Fund, Inc.
Thweatt Funeral Insurance Company, Inc.

MISSOURI

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Missouri), Inc...........................      Mount Auburn Cemetery

MONTANA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Montana), Inc............................      Chapel of Chimes Funeral Home
                                                           Gorder Funeral Home
                                                           O'Connor Funeral Home & Crematory
                                                           Retz Funeral Home

NEBRASKA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Nebraska), Inc.

NEVADA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Nevada), Inc.............................      Davis Estate Plans
                                                           Davis Funeral Home
                                                           Davis Paradise Valley Funeral Home
                                                           Paradise Memorial Gardens
                                                           Thomas and Jones Funeral Home

NEW HAMPSHIRE

SUBSIDIARY                                                 ASSUMED NAME(S)
Robert Douglas Goundrey Funeral Home, Inc............      Goundrey-Mundry Funeral Home
McHugh Funeral Home, Inc. (49%)......................      McHugh Funeral Home and Cremation Service
St. Laurent Funeral Home, Inc........................      St. Laurent Funeral Home and Cremation Service
ZS Acquisition, Inc..................................      Zis - Sweeney Funeral Home, Inc.

NEW MEXICO

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (New Mexico), Inc.........................      Advance Planning-Southwest
                                                           Fitzgerald & Son Funeral Directors
                                                           Grants Mortuary
                                                           Griffin Funeral Home
                                                           Hillcrest Memorial Gardens Cemetery
                                                           McGee Memorial Chapel and Crematory
                                                           Memory Gardens of the Valley
                                                           West Funeral Home
Strong-Thorne Mortuary, Inc..........................      Fairview Memorial Park and Crematory
                                                           Sandia Memorial Gardens

NEW YORK

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (New York), Inc...........................      Ballard and Lindgren Funeral Home
                                                           Beilby Funeral Home
                                                           Bocketti Funeral Home
                                                           Butler-Wagner Funeral Home
                                                           Capital District Funeral Service
                                                           Carpenter's Funeral Homes
                                                           Carter Memorials
                                                           Coloni Funeral Homes
                                                           Cusimano & Russo Funeral Home
                                                           David T. Ferguson Funeral Home
                                                           DeVaney-Bennett Funeral Home
                                                           Drown & Strack Memorialists
                                                           Drownwood Forest Pet Cemetery
                                                           E.F. Drown Funeral Service
                                                           Edward F. Carter
                                                           Edward F. Carter Funeral Home
                                                           Hills Funeral Home
                                                           Hirsch & Sons Funeral Directors
                                                           James Funeral Home
                                                           James J. Stout Funeral Home
                                                           John Dormi & Sons
                                                           John J. Healey Funeral Home
                                                           Joseph G. Duffy
                                                           Kennedy-Roth Funeral Home
                                                           La Familia Funeral Home
                                                           Lang-Tobia-Di Palma Funeral Home
                                                           Lyon Mountain Funeral Home
                                                           M.J. Smith Sons
                                                           Monuments by Kingsway
                                                           O'Neill-Redden-Drown Funeral Home
                                                           R. Stutzmann & Son
                                                           Sensible Alternatives
                                                           T.J. McGowan Sons Funeral Home
                                                           Thurston Funeral Home
                                                           Vay-Schleich & Meeson Funeral Home
                                                           Vernon C. Wagner Funeral Homes

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Wanamaker & Carlough
                                                           Wattengel Funeral Home, Inc.
                                                           Weeks Funeral Home
                                                           Wm. Leahy Funeral Home
                                                           Yablokoff Kingsway Memorial Chapel
Northeast Monument Company, Inc......................      Eastern Monument Company

NORTH CAROLINA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (North Carolina), Inc.....................      Advanced Funeral Planning of North Carolina, Inc.
                                                           Bowman Funeral Home
                                                           Capps Funeral Home
                                                           Crestview Memorial Park and Mausoleum
                                                           Cumberland Memorial Gardens
                                                           Hanes-Lineberry Funeral Homes Advanced Planning
                                                           Mackie High Funeral Home
                                                           Miller Funeral Home
                                                           Moore Funeral Home
                                                           Raleigh Memorial Park
                                                           Reeves Funeral Home
                                                           Scotland Cemetery
                                                           Williams Funeral Service
                                                           Woodlawn Memorial Park
Carothers Holding Company, Inc.......................      Biggs Funeral Home
                                                           Bunch-Johnson Funeral Home
                                                           Carothers Funeral Home
                                                           Carothers Funeral Homes
                                                           Dallas Funeral Home
                                                           Forest Lawn West Cemetery
                                                           Garrett's Funeral Homes
                                                           Gaston Memorial Park and Mausoleum
                                                           Hankins & Whittington Dilworth Chapel
                                                           Hankins & Whittington Wilson Chapel
                                                           Hillcrest Gardens Cemetery
                                                           Marks Funeral Home
                                                           Martin Memorial Gardens
                                                           McEwen Funeral Home of Monroe
                                                           McNeill Funeral Home
                                                           Mitchell Funeral Homes and Crematory
                                                           Prevatte Funeral Home
                                                           Raleigh Cremation Service
                                                           Reavis Funeral Home Harmony Chapel
                                                           Reavis Funeral Home Yadkinville Chapel
                                                           Westview Gardens Cemetery
                                                           York Funeral Home
                                                           York Memorial Park
Lineberry Group, Inc.................................      Carolina Biblical Gardens
                                                           Guilford Memorial Park
                                                           Hanes-Lineberry Funeral Homes
                                                           Lewis Funeral Hme
                                                           Loflin Funeral Home

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Pierce Funeral Service
                                                           St. Francis Pet Funeral Service & Cemetery
Reeves, Inc..........................................      Eastlawn Gardens of Memory Cemetery and Mausoleum
                                                           Gardens of Memory
                                                           Westlawn Gardens of Memory Cemetery and Mausoleum
Westminster Gardens, Inc.............................      Westminister Gardens Mausoleums, Crematory

NORTH DAKOTA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (North Dakota), Inc.

OHIO

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Ohio) Cemetery
  Holdings, Inc. (non-profit corporation managed
  by Alderwoods (Ohio) Cemetery Management, Inc.,
  not owned).........................................      Chestnut Hill Memorial Park
                                                           Crown Hill Memorial Park and Mausoleum
                                                           Forest Hills Memorial Gardens
                                                           Graceland Memorial Gardens
                                                           Green Haven Memorial Gardens
                                                           Mount Peace Cemetery
                                                           Pet Haven Memorial Gardens
                                                           Resthaven Memory Gardens
                                                           Restlawn Memorial Park and Chapel Mausoleum
                                                           The Forest Hill Cemetery Association
                                                           West Memory Gardens
                                                           Western Reserve Memorial Garden
Alderwoods (Ohio) Cemetery Management, Inc...........      Rose Hill Memorial Gardens and Mausoleum
Alderwoods (Ohio) Funeral Home, Inc.                       Bennett-Emmert-Szakovits Funeral Home
                                                           Berry's Funeral Homes Inc.
                                                           Blessing Funeral Home West
                                                           Burcham Funeral Home
                                                           Corrigan Funeral Home
                                                           Craciun Funeral Home
                                                           Craciun Berry Funeral Home
                                                           DiCicco & Sons Funeral Homes
                                                           Finefrock-Williams Funeral Home
                                                           H. H. Birkenkamp Funeral Home
                                                           Hogenkamp Funeral Home
                                                           Hogencamp-Straub Funeral Home
                                                           Kinsella Funeral Home
                                                           Kolkmeyer-Helmkamp Orians Funeral Homes
                                                           Moore Funeral Home
                                                           Northeast Ohio Crematory
                                                           Schmidt Dhonau Funeral Home
                                                           Schmidt Dhonau Funeral Homes
                                                           Siferd Funeral Home

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Siferd Funeral Homes
                                                           Spiker-Foster-Shriver Funeral Homes
                                                           Terebinski Funeral Home
Bennett-Emmert Szakovitz Funeral Home, Inc.
Ohio Network Insurance Agency, Inc.
  (managed by Alderwoods Group, Inc., not owned)

OKLAHOMA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Oklahoma), Inc...........................      Added Touch Flower Shop
                                                           Arlington Memory Gardens
                                                           Baggerly Funeral Home
                                                           Baggerly Memorial Chapel Funeral Home
                                                           Baggerly South Funeral Home
                                                           Bill Eisenhour Funeral Homes
                                                           Brumley-McCurtain Funeral Home
                                                           Cooper-Althouse Funeral Home
                                                           Cooper Funeral Home of Miami, Inc.
                                                           Cremation Association of Shawnee
                                                           Eisenhour Funeral Home
                                                           Gaskill Owens Funeral Chapel
                                                           Grace Memorial Chapel
                                                           Grace Memorial - Shidler Chapel
                                                           Guardian Funeral Homes North Chapel
                                                           Guardian Funeral Homes West Chapel
                                                           Guardian/Mayes Funeral Directors
                                                           Guardian Midtown Funeral Home
                                                           Heath-Griffith Funeral Home
                                                           Hunsaker-Wooten Funeral Home
                                                           Hutchins-Maples Funeral Home
                                                           McMahans Funeral Home
                                                           Reed-Culver Funeral Home
                                                           Resthaven Funeral Home
                                                           Resthaven Memorial Park
                                                           Roberts Funeral Home
                                                           Roberts/Reed-Culver Funeral Directors
                                                           Support Services of Oklahoma City
                                                           Trust Management Services

OREGON

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Oregon), Inc.............................      Advanced Planning
                                                           American Burial & Cremation Alternatives
                                                           American Burial & Cremation of Gresham
                                                           American Burial and Cremation Services of Oregon
                                                           Bateman Carrol Crematory
                                                           Bateman Carrol Funeral Chapel
                                                           Belcrest Memorial Park
                                                           Bronleewe-Bass Funeral Home PNFS

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Bronleewe-Bass Funeral Home
                                                           Buell Funeral Chapel
                                                           Buell Crematory
                                                           Fir Lawn Cemetery
                                                           Forest Lawn Cemetery
                                                           Gable Funeral Chapels
                                                           Howell-Edwards-Doerkson with Rigdon-Ransom Funeral Directors
                                                           Klamath Cremation Service
                                                           Litwiller-Simonsen Crematory
                                                           Litwiller-Simonsen Funeral Home
                                                           O'Hair's & Riggs Funeral Chapel
                                                           Peake Funeral Chapel
                                                           Pegg, Paxson & Springer Funeral Chapel
                                                           Portland Funeral Alternatives
                                                           Portland Funeral Service
                                                           Young's Crematory
                                                           Young's Funeral Home
Belcrest Memorial Association
  (managed by Alderwoods Group, Inc.; not owned).....      Belcrest Memorial Park Mausoleum and Cemetery
Haakinson-Groulx Mortuary, Inc.......................      Haakinson-Groulx Mortuary, Clatskanie
                                                           Haakinson-Groulx Mortuary, Rainer
The Portland Memorial, Inc...........................      Advanced Planning Oregon
                                                           Gable PNFS
                                                           Portland Memorial Crematory
                                                           Portland Memorial Funeral Home
                                                           The Portland Memorial Mausoleum
Universal Memorial Centers I, Inc....................      Donelson, Sewell & Matthews Mortuary
                                                           Valley Memorial Park
Universal Memorial Centers II, Inc...................      Deschutes Crematory
                                                           Deschutes Memorial Gardens
Universal Memorial Centers III, Inc..................      Universal Memorial Society

PENNSYLVANIA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Pennsylvania), Inc.......................      Alleva Funeral Home, Inc.
                                                           Reese Funeral Home
Alleva Funeral Home, Inc. (managed by Alderwoods
  (Pennsylvania), Inc., not owned)
Bright Undertaking Company...........................      Bright Funeral Home
Burton L. Hirsch Funeral Home, Inc. (managed by
  Alderwoods (Pennsylvania), Inc., not owned)
H. Samson, Inc.
Knee Funeral Home of Wilkinsburg, Inc.
Neill Funeral Home, Inc. (managed by Alderwoods
  (Pennsylvania), Inc., not owned)
Nineteen Thirty-Five Holdings, Inc.
Reese Funeral Home, Inc. (managed by Alderwoods
  (Pennsylvania), Inc., not owned)
Oak Woods Management Company

RHODE ISLAND

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Rhode Island), Inc.......................      Pontarelli-Marino Funeral Home
                                                           Romano Funeral Home
                                                           Wilbur-Romano Funeral Home

SOUTH CAROLINA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (South Carolina), Inc.....................      Bass Funeral Home
                                                           Bush River Memorial Gardens
                                                           Caughman-Harman Funeral Home
                                                           Chapin Chapel
                                                           Cauthen Flower Shop
                                                           Cauthen Funeral Home
                                                           Cauthen-Harman Funeral Home Chapin Chapel
                                                           Caughman-Harman funeral Home
                                                           Irmo-St. Andrews Chapel
                                                           Caughman-Harman Funeral Home
                                                           Lexington Chapel
                                                           Elmwood Cemetery
                                                           Florence Memorial Gardens
                                                           Frederick Memorial Gardens
                                                           Mahaffey Funeral Home
                                                           North Augusta Chapel
                                                           Poteet Funeral Homes
                                                           Rock Hill Memorial Gardens
                                                           Shuford-Hatcher Funeral Home
                                                           Southland Memorial Gardens
Graceland Cemetery Development Co....................      Graceland Cemeteries
                                                           Graceland East Memorial Park
                                                           Graceland West Cemetery

SOUTH DAKOTA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (South Dakota), Inc.......................      Prata Funeral Home

TENNESSEE

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Tennessee), Inc..........................      Alexander Funeral Home
                                                           Anderson Memorial Gardens and Chapel Mausoleum
                                                           Beam Funeral Home
                                                           Benton County Memorial Gardens
                                                           Brown Funeral Home
                                                           Carr & Erwin Funeral Home
                                                           Coffey Mortuary
                                                           Colboch-Price Funeral Home
                                                           Crestview Memorial Park
                                                           Daves-Culbertson Funeral Home
                                                           Dickson Funeral Home

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Dickson Funeral Home White Bluff Chapel
                                                           Dicksons' Fairview Chapel
                                                           Eastview Memorial Gardens & Chapel Mausoleum
                                                           Eternity Memorials
                                                           Evergreen Chapel and Memorial Gardens
                                                           Evergreen Memorial Gardens
                                                           Fairview Chapel
                                                           Flowers in the Park
                                                           Franklin Memorial Chapel
                                                           Hilcrest Memorial Gardens
                                                           J. W. Curry & Son Funeral Home
                                                           Kiser Funeral Home
                                                           Luff Bowen Funeral Home
                                                           Mayes Mortuary
                                                           McCarty Mortuary
                                                           McCarty-Weaver Cumberland Chapel
                                                           McMinnville Funeral Home.
                                                           McNeil Funeral Home
                                                           McReynolds Nave & Larson Funeral Home
                                                           Memorial Park Cemetery
                                                           Memorial Park Funeral Home
                                                           Memorial Park Southwoods
                                                           Memorials & Monuments of Clarksville
                                                           Nave Funeral Home
                                                           Newby Funeral Home
                                                           Northridge/Woodhaven Cemetery
                                                           Northridge/Woodhaven Funeral Chapel
                                                           Oak Ridge Memorial Park
                                                           Pettus-Owen and Wood
                                                           Rawlings Funeral Home
                                                           Roane and Kingston Memorial Gardens
                                                           Robertson County Memorial Gardens
                                                           Roselawn Memorial Gardens
                                                           Smith Funeral Home
                                                           Spring Hill Cemetery
                                                           Spring Hill Funeral Home
                                                           Stockdale-Malin Funeral Home
                                                           Stubblefield Funeral Home
                                                           Sumner Memorial Gardens
                                                           Sunset Memorial Gardens & Mausoleum
                                                           Sweetwater Valley Memorial Park
                                                           Weaver Funeral Home
                                                           White Vault Co.
                                                           Wilson County Memorial Park
                                                           Wilson Funeral Home
                                                           Woodhaven Chapel and Memorial Gardens
                                                           Woodhaven Funeral Home
DMA Corporation......................................      Danridge Memorial Gardens
                                                           Hamblen Memory Gardens & Mausoleum
                                                           Jefferson Memorial Gardens
                                                           McMinn Memory Gardens
Eagle Financial Associates, Inc......................      Eagle Finance
                                                           Eagle Financial Concepts, Inc.
Johnson Funeral Home of Church Hill, Inc.

TEXAS

SUBSIDIARY                                                 ASSUMED NAME(S)
Advanced Funeral Planning of Texas,
  Inc. (managed by Alderwoods
  Group, Inc.; not owned)
Alderwoods (Texas) Cemetery, Inc.....................      Beeville Memorial Park
                                                           Chapel Hill Memorial Park
                                                           Conroe Memorial Cemetery
                                                           Earthman Resthaven Cemetery
                                                           Garden Park Cemetery
                                                           Grace Memorial Park
                                                           Green Acres Memorial Park
                                                           Heritage Memorial Funeral Home
                                                           Holly Hills Memorial Park
                                                           Lawnhaven Memorial Gardens Inc.
                                                           Rio Grande Valley Memorial Park
Crown Hill Memorial Park, Inc.
Del Rio Memorial Park, Inc.
Directors Cemetery (Texas), Inc. (85%)...............      Lamesa Memorial Park
DSP General Partner, Inc. (85%)
Dudley M. Hughes Funeral Home North Chapel, Inc......      Hughes Funeral Home North Chapel
Dudley M. Hughes Funeral Home, Inc...................      Hughes-Buckner Chapel
Dunwood Cemetery Service Company.....................      Cathedral In The Pines Memorial Gardens
Earthman Cemetery Holdings, Inc......................      Oak Bluff Memorial Park
Earthman Holdings, Inc.
Ed C. Smith & Brothers Funeral Directors, Inc.
Funeral Service, Inc.
Hughes Funerals, Inc.................................      Hughes-Cedar Hill Chapel
Hughes Funeral Homes, Inc............................      Hughes Funeral Home-Jefferson Chapel
Hughes Southland Funeral Home, Inc...................      Hughes Funeral Home-Southland Chapel
James Funeral Home, Incorporated (85%)
Memorial Park Cemetery of Tyler, Texas (85%).........      Memorial Park Cemetery of Tyler
National Capital Life Insurance Company
Panola County Restland Memorial Park, Inc. (85%)
Pioneer Funeral Plans, Inc. (85%)
Travis Land Company
Tyler Memorial Funeral Home and Chapel, Inc. (85%)...      Memorial Funeral Home of Tyler
                                                           Whitehouse Memorial Funeral Home
Waco Memorial Park...................................      Waco Memorial Park and Mausoleum

VIRGINIA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Virginia), Inc...........................      Arlington Funeral Home
                                                           Barnett's Funeral Home
                                                           Bucktrout of Williamsburg
                                                           Collins - McKee-Stone Funeral Services
                                                           Community Funeral Services
                                                           Diuguid Funeral Service
                                                           Duiguid Waterlick Chapel
                                                           Florence County Memorial Gardens

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Harrell & Hill Funeral Home
                                                           Howell Funeral Home
                                                           Jones-Ash Funeral Home
                                                           Kyger Funeral Home
                                                           Lacy Funeral Home
                                                           Lee Funeral Home
                                                           Lindsey Funeral Homes
                                                           Lomax Funeral Home
                                                           Lynch Funeral Home
                                                           Mullins & Thompson Crematory
                                                           Mullins & Thompson Funeral Service
                                                           Pearson Funeral Home
                                                           Rest Haven Cemetery
                                                           Riverside Funeral Home
                                                           Sensible Alternatives
                                                           Sensible Alternatives of Virginia
                                                           Southland Memorial Gardens
                                                           Williamsburg Funeral Home
                                                           Woodward Funeral Home
Hill Funeral Home, Inc.

WASHINGTON

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Washington), Inc.........................      Acacia Memorial Park & Funeral Home
                                                           Advanced Planning of Washington
                                                           American Burial & Cremation Services
                                                           Bauer Funeral Chapel, Inc.
                                                           Braun Funeral Home
                                                           Brown Mortuary Service
                                                           Davies Cremation & Burial Services
                                                           Evergreen Memorial Park & Mausoleum
                                                           Jerns Funeral Chapel
                                                           Jerns-McKinney Funeral Chapel
                                                           Jones & Jones Funeral Home
                                                           Kimball Funeral Home
                                                           Marysville Cemetery
                                                           Merritt Funeral Home
                                                           McVicker's Chapel on the Hill
                                                           Powers Funeral Homes
                                                           Powers Woodlawn Abby
                                                           Price-Helton Funeral Home
                                                           Schaefer-Shipman Funeral Home
                                                           Shaw & Sons Funeral Directors
                                                           Sticklin Funeral Chapel
                                                           Waterville Funeral Home
Evergreen Funeral Home and
  Cemetery, Inc.
Green Service Corporation............................      Chapel of the Valley
                                                           Green Funeral Home
                                                           Green Funeral Home Colonial Chapel
                                                           Snoqualmie Valley Funeral Chapel
S & H Properties and Enterprises, Inc................      Howell, Edwards, Doerksen with Rigdon-Ransom Funeral Directors

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Keizer Funeral Chapel
                                                           Mills & Mills Funeral Directors
                                                           Mills & Mills Funeral Directors PNFS
                                                           Olympic Funeral Home & Memorial Gardens
                                                           Olympic Memorial Funeral Home PNFS
Vancouver Funeral Chapel, Inc.

WEST VIRGINIA

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (West Virginia), Inc......................      Bartlett Funeral Home
                                                           Davis Funeral Home
                                                           Dorsey Funeral Home

WISCONSIN

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Wisconsin), Inc..........................      Arlington Park Cemetery, Inc.
                                                           Forest Hill Cemetery
                                                           Glenview Memorial Gardens
                                                           Highland Memory Gardens
                                                           Knollwood Memorial Park
                                                           Milton Lawns Memorial Park
                                                           Mormon Coulee Memorial Park
                                                           Roselawn Memorial Park
                                                           Roselawn Memory Gardens
                                                           Sun Prairie Memory Garden
                                                           Sunrise Memorial Gardens
                                                           Sunset Ridge Memorial Park
Green Lawn Memorial Park
  Association (managed by Northern
  Land Company, Inc., not owned).....................      Green Lawn Cemetery & Mausoleum
La Crosse County Cemetery
  Association (managed by Alderwoods
  (Wisconsin), Inc., not owned)
Ledgeview Memorial Park (managed by
  Northern Land Company, Inc., not owned)
Northern Land Company, Inc...........................      Greenlawn Memorial Park
                                                           Shrine of Rest Mausoleum at Ledgeview Memorial Park
Roselawn Memory Gardens (managed by
  Alderwoods (Wisconsin), Inc., not owned)
Sheboygan County Cemetery
  Association (managed by Northern
  Land Company, Inc., not owned)
Sunrise Memorial Gardens Assn
  (managed by Alderwoods
  (Wisconsin), Inc., not owned)

WYOMING

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods (Wyoming), Inc.

                                INTERNATIONAL

ALBERTA

SUBSIDIARY                                                 ASSUMED NAME(S)
247663 Alberta Limited (90%)
Memento Funeral Chapel (1975) Ltd. (90%).............      Memento Funeral Chapel

BARBADOS

SUBSIDIARY                                                 ASSUMED NAME(S)
Loewen International Holdings Ltd.
Loewen Financial Corporation
Loewen Insurance Holdings Inc.
Loewen Mexico Holdings Ltd.

BRITISH COLUMBIA

SUBSIDIARY                                                 ASSUMED NAME(S)
Gregory's Williams Lake Funeral Home Ltd.
Pine Grove Crematorium (1996) Ltd. (50%).............      Pine Grove Crematorium, Ltd.

CANADA (FEDERAL)

SUBSIDIARY                                                 ASSUMED NAME(S)
170535 Canada Inc. (PQ)
3144569 Canada Inc. (PQ)

GIBRALTAR

SUBSIDIARY                                                 ASSUMED NAME(S)
Loewen Investments (Gibraltar)
Loewen Investments Two (Gibraltar)
Loewen One (Gibraltar) Limited

LUXEMBOURG

SUBSIDIARY                                                 ASSUMED NAME(S)
Loewen Luxembourg (No. 1) S.A.
Loewen Luxembourg (No. 2) S.A.
Loewen Luxembourg (No. 3) S.A.
Loewen Luxembourg (No. 4) S.A.
Loewen Trading Corporation

MANITOBA

SUBSIDIARY                                                 ASSUMED NAME(S)
P. Coutu Funeral Chapels Ltd.........................      Chapel of Eternal Memories Mausoleum
                                                           Leatherdale Gardiner Funeral Chapels
                                                           P. Couto & Co. Funeral Directors
                                                           Waverly Memorial Gardens
Garry Memorial Crematorium Ltd. (61%)

MEXICO

SUBSIDIARY                                                 ASSUMED NAME(S)
Agencia de Inhumaciones
Grupo Loewen De Mexico
Prestadora De Servicios Funeria
Servicios Administrativos

NETHERLANDS

SUBSIDIARY                                                 ASSUMED NAME(S)
Neweol Holdings B.V.

NOVA SCOTIA

SUBSIDIARY                                                 ASSUMED NAME(S)
Jayne's Funeral Home (1984) Limited (90%)
Nafcanco, ULC

ONTARIO

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods Group Canada Inc..........................      A.L. Mattatall Funeral Home
                                                           Acadia Drive Funeral Chapel
                                                           Advanced Planning -- Winnepeg
                                                           Alberni Valley Memorial Park
                                                           Anderson's
                                                           Arcola Funeral Home
                                                           Arthur Funeral Home
                                                           Assman's Funeral Chapel
                                                           Barton & Kiteley Chapel
                                                           Carlyle Funeral Home
                                                           Chapel Hill Funeral Home
                                                           Chapel of Memories Funeral Directors
                                                           Clements Rosetown Funeral Home
                                                           Comstock Funeral Home
                                                           Courtney's Funeral Services
                                                           Courtney-Winter's Funeral Chapel
                                                           Coutts & Son Funeral Directors
                                                           Coventry Funeral Services
                                                           Cruikshank's Halifax Funeral Home

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Cutcliffe Funeral Home
                                                           Digby Funeral Home
                                                           E. Andrychuk Funeral Home
                                                           Estevan Funeral Home
                                                           Ettinger Funeral Home
                                                           Ettinger-Kennedy Memorial Residence
                                                           Fletcher Funeral Chapels
                                                           Fletcher Funeral Home
                                                           Fraseview Crematorium
                                                           Garry Memorial Park
                                                           Giffen-Mack Chapel
                                                           Giffen-Mack-Scarborough Chapel
                                                           Glenhaven Memorial Chapel
                                                           Graham Funeral Home
                                                           Green Acres Memorial Gardens and Funeral Chapel
                                                           Green Acres Memorial Services
                                                           Green Funeral Home
                                                           Green Visitation Chapel
                                                           Hamilton-Harron Funeral Centre and Crematorium
                                                           Harbourside Regional Crematorium
                                                           Hastings-Dionne Funeral Home
                                                           Hayward's Funeral Service
                                                           Hayward's Thomson & Irving Funeral Chapels
                                                           Helmsing Funeral Chapels and Crematorium
                                                           Henderson's Fraser Valley Funeral
                                                           Home Ltd.
                                                           Henderson's Funeral Home & Crematorium
                                                           Henderson's Funeral Homes
                                                           Henderson's Langley Funeral Homes
                                                           Hennessey Funeral Home
                                                           Hollyburn Funeral Home
                                                           J.A. Snow's Funeral Home
                                                           J.B. Marlatt
                                                           Kamloops Funeral Home
                                                           Kerr's Funeral Chapel
                                                           Klassen Funeral Chapel
                                                           Lakeland Funeral Home
                                                           Lakes-Nechako Funeral Chapel
                                                           Lakewood Funeral Home
                                                           Lee Funeral Home and Crematorium
                                                           Loewen Funeral Chapel Ltd.
                                                           Mackenzie Funeral Home
                                                           MacKenzie Funeral Home & Crematorium
                                                           MacKenzie LaRonge Funeral Home
                                                           Mattatall Funeral Home
                                                           McKague's Funeral Chapels
                                                           Memories Funeral Directors & Crematory
                                                           Metcalf Funeral Chapel
                                                           Mission Hill Crematorium
                                                           Mountain View Funeral Chapel
                                                           Mountain View Funeral Home
                                                           Mt. Washington Funeral Chapel
                                                           Oxbow Funeral Home
                                                           Parksville Cemetery

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Parksville Funeral Chapel, Cemetery and Crematorium
                                                           Parkview Funeral Home
                                                           People's Memorial Society
                                                           Piercy's Funeral Home
                                                           Pleasant Valley Funeral Home
                                                           Prairie Funeral Services
                                                           R.A. Schrader Funeral Home
                                                           Rainy River Funeral Home
                                                           Robert L. Hall Funeral Home
                                                           Ross Funeral Service
                                                           Sallows and MacDonald Funeral Home
                                                           Scharf's Funeral Home
                                                           Schreiter-Sandrock Funeral Home & Chapel
                                                           Shellbrook Funeral Home
                                                           Simply Cremation
                                                           Souris Valley Memorial Gardens
                                                           Sutton's Funeral Directors
                                                           T. Little & Son Funeral Directors
                                                           The Brown Funeral Home
                                                           The Heritage Plan
                                                           The J.B. Marlatt Funeral Homes
                                                           The Ratz-Bechtel Funeral Home and Chapel
                                                           Thomson Funeral Chapels
                                                           Trull Funeral Homes - East Chapel
                                                           Trull Funeral Homes - North Chapel
                                                           Unity Funeral Chapel
                                                           Unser-Rist Funeral Home Services
                                                           Vancouver Memorial Services and Crematorium
                                                           Vernon Funeral Home
                                                           Victory Memorial Park
                                                           Victory Memorial Park Funeral Centre
                                                           Walter D. Kelly Funeral Home and Chapel
                                                           Wascana Family and Community Centre
                                                           Wilson & Zehner Funeral Chapel
                                                           Withrow-MacMillan Funeral Home
                                                           Withrow-MacMillan Funeral Homes
Alderwoods Group Services, Inc.
Delmoro Funeral Home (North York) Ltd................      Delmoro Funeral Home, Ltd.
Delmoro Funeral Home (Woodbridge) Ltd................      Delmoro Funeral Home, Ltd.
O'Reilly-Lee Funeral Home
Oshawa Funeral Service (Thronton Chapel) Inc. (90%)..      Oshawa Funeral Service

PUERTO RICO

SUBSIDIARY                                                 ASSUMED NAME(S)
Camposanto-Aquadilla, Inc.
Camposanto PR, Inc...................................      Camposanto De Cristo Resucitado
                                                           Camposanto PNFS
                                                           El Senorial Funeral Home
                                                           El Senorial Funeral Home PNFS
                                                           Gonzalez Lago Funeral Home

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           Las Mercedes Memorial Park
                                                           Port Coeli Funeral Home
                                                           Senorial Memorial Park
                                                           Valle de Los Suenos Memorial Park
Jibe Services Corporation............................      Pepino Memorial Park
                                                           Pepino Memorial Park & Funeral Home
                                                           Pepino Memorial PNFS
Los Jardines Memorial Park, Inc.
Los Rosales Memorial Park, Inc.
Monte Cristo, Inc....................................      Monte Cristo Memorial Park
                                                           Monte Cristo Monuments and Vaults

QUEBEC

SUBSIDIARY                                                 ASSUMED NAME(S)
Guayco Investments, Inc.
Les Salons Funeraries Guay Inc.
9102-8167 Quebec Inc. (PQ)

SASKATCHEWAN

SUBSIDIARY                                                 ASSUMED NAME(S)
Community Crematorium Service Limited

UNITED KINGDOM

SUBSIDIARY                                                 ASSUMED NAME(S)
Alderwoods Funerals Limited
Alderwoods UK Holdings Ltd.
Andrew Holmes & Son Ltd.
Anglia Funeral Services Ltd.
Jno. Steel Holdings Ltd.
Jno. Steel & Son Ltd.
Maple Leaf Funerals Ltd.
The Loewen Partnership Limited.......................      A.H. Rogers & Sons Funeral Directors
                                                           Andrew Homes and Son
                                                           Beestons Funeral Directors
                                                           Breckland Funeral Services
                                                           Broadland Funeral Services
                                                           Cossey Funeral Services
                                                           Duckers Funeral Services
                                                           F.C. Hughes Funeral Directors
                                                           Gordon Rooney Funeral Directors
                                                           Hunter Funeral Supplies
                                                           J. Sturney Funeral Directors
                                                           Jackson & Starling Funeral Directors
                                                           JNO Steel & Son Ltd.
                                                           Long Stratton and District Funeral Service
                                                           Norgate Funeral Services
                                                           Peter Taylor Funeral Services
                                                           Rackham's Funeral Service

SUBSIDIARY                                                 ASSUMED NAME(S)
                                                           RC Payne & Son - Bitt Park
                                                           RC Payne & Son Funeral Directors
                                                           RJ Bartram & Son
                                                           Thomas Pink & Son Funeral Directors
                                                           Thornton Funeral Home
                                                           W.G. Bush Funeral Directors
                                                           Woking Funeral Services Ltd.
                                                           Woolnough Funeral Services
Woking Funerals Ltd.